UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2003

EPIC FINANCIAL  CORPORATION

(Exact name of registrant as specified in its charter)

          Nevada

               000-33417

88-0451534

(State or other jurisdiction of

             (Commission File No.)

   (I.R.S. Employer Identification No.)

incorporation or organization)

611 West Civic Center Drive, Suite 301, Santa Ana, California 92701

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (714)  210-6890

_________________________________________________

                                             (Former name or former address, if changed since last report)

INTRODUCTION

Pursuant to Items 7(a) and 7(b) of the Securities and Exchange Commission’s (the “Commission”) General Instructions for Form 8-K, Epic Financial Corporation hereby amends Items 7(a)(1), 7(a)(2) and 7(b) of its Current Report on Form 8-K filed with the Commission on March 31, 2003 to file amended financial information.  In addition, Items 4 and 8 are included herein to provide information concerning the Registrant’s Certifying Accountant and Change in Fiscal Year.

Item 4.

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

The Registrant dismissed LGH Consulting, Inc. (“LGH”) as its auditors effective June 2, 2003.  LGH served as the Registrant's independent auditors for the Registrant’s fiscal years ended October 31, 2002 and 2001.  LGH’s report on the Registrant’s financial statements for the years ended October 31, 2002 and 2001 (the “Report”) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s fiscal years ended October 31, 2002 and 2001, and during the period from November 1, 2002 until LGH’s dismissal, there were no disagreements with LGH within the meaning of Item 304 of Regulation S-B or any matter of accounting principles or practices, financial disclosures, or auditing scope or procedures, which disagreements if not resolved to LGH’s satisfaction, would have caused LGH to make reference to the subject matter of the disagreements in connection with its Report.

During the Registrant’s fiscal years ended October 31, 2002 and 2001, and during the period from November 1, 2002 until LGH’s dismissal, there were no “reportable events” (as such term is defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Registrant has requested LGH to review the disclosure contained herein and has provided LGH the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of LGH’s views, or the respects in which LGH does not agree with the statements contained herein.  LGH has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B.  A copy of such letter is filed as an Exhibit to this Current Report on Form 8-K/A.

Item 7.

FINANCIAL STATEMENTS AND EXHIBITS.

a.

Financial Statements.

The following financial statements relate to the acquisition involving the Registrant and Saddleback Investment Services, Inc. (“Saddleback”).

1.

Financial Statement of Business Acquired

Filed herewith as a part of this Current Report, as amended, as Exhibit 99.6, are the Audited Balance Sheet and the related Statements of Operations, Stockholders’ Equity and Cash Flows for Saddleback for the years ended October 31, 2002 and October 31, 2001(Restated).

2.

Pro forma Financial Information

Pro forma financial statements have not been presented herein because the referenced transaction is a recapitalization, which is a capital transaction, rather that a business combination transaction, which would have required the presentation of pro forma financial statements.

a.

Exhibits.

16

Letter from LGH Consulting, Inc.

99.5

Audited Balance Sheet and related Statement of Operations, Stockholders’ Equity and Cash Flows for Saddleback for the three months ended January 31, 2003, as filed with the Securities Exchange as Exhibit 99.5 to the Current Report on Form 8/A on June 23, 2003, are hereby incorporated by this reference.

99.6

Audited Balance Sheet and the related Statements of Operations, Stockholders’ Equity and Cash Flows for Saddleback for the years ended October 31, 2002 and October 31, 2001 (Restated).

Item 8.

CHANGE IN FISCAL YEAR.

The Registrant has adopted October 31 fiscal year end of the accounting acquirer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 14, 2004

EPIC Financial Corporation

By: /s/ William R.Parker

William R. Parker

President